UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 21, 2016

Dillard’s, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6140	71-0388071
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Cantrell Road Little Rock, Arkansas	72201
(Address of Principal Executive Offices)	(Zip Code)

(501) 376-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
On May 21, 2016, the Company held its Annual Meeting of Shareholders and issued a press release detailing the meeting. A copy of the press release is attached.
Item 9.01        Financial Statements and Exhibits

99	Press Release dated May 21, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILLARD'S, INC.

DATED:	May 21, 2016	By:	/s/ Phillip R. Watts
		Name:	Phillip R. Watts
		Title:	Senior Vice President, Co-Principal Financial Officer and Principal Accounting Officer

		By:	/s/ Chris B. Johnson
		Name:	Chris B. Johnson
		Title:	Senior Vice President and Co-Principal Financial Officer

EXHIBIT INDEX
Exhibit No.        Description

99	Press Release dated May 21, 2016